BY-LAWS

                                       OF

                         INTERNATIONAL CUSTOM PACK, INC.

                               ARTICLE I. OFFICES

     The principal office of the corporation in the State of Ms. shall be located in the City of Biloxi, County of Harrison. The corporation may have such other offices, either within or without the State of Ms., as the Board of Directors may designate or as the business of the corporation may require from time to time.

                            ARTICLE II. SHAREHOLDERS

     SECTION 1. Annual Meeting. The annual meeting of the shareholders shall be held on the Second Monday in the month of February in each year, beginning with the year 1996, at the hour Of 2:00 o'clock P.M., for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Mississippi, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

     SECTION 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than _____ per cent of all



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the outstanding shares of the corporation entitled to vote at the meeting.

     SECTION 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Mississippi unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Mississippi, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of Mississippi.

     SECTION 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than 3 days nor more than 30 days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     SECTION 5. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any



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dividend,  or in order to make a  determination  of  shareholders  for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, _____ days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least _____ days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than _____ days and, in case of a meeting of shareholders, not less than _____ days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

     SECTION 6. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares



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held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

     SECTION 7. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     SECTION 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after _____ months from the date of its execution, unless otherwise provided in the proxy.

     SECTION 9. Voting of Shares. Subject to the provisions of Section 12 of this Article II, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

     SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such



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officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by an administrator, executor, guardian or conservator may be voted by him either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledges shall be entitled to vote the shares so transferred.

     Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     SECTION 11. Informal Action by Shareholders. Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.



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     SECTION 12. Cumulative  Voting.  Unless otherwise  provided by law, at each election for Directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                         ARTICLE III. BOARD OF DIRECTORS

     SECTION 1. General Powers; The business and affairs of the corporation shall be managed by its Board of Directors.

     SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be three(3). Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.

     SECTION 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

     SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

     SECTION 5. Notice. Notice of any special meeting shall be given at least 3 days previously thereto by written notice



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delivered  personally or mailed to each director at his business address,  or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 6. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

     SECTION 7. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 8. Action Without A Meeting. Any action that may be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such action by all of the Directors.

     SECTION 9. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his



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predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of Directors by the shareholders.

     SECTION 10. Compensation. By resolution of the Board of Directors, each Director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     SECTION 11. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                              ARTICLE IV. OFFICERS

     SECTION 1. Number. The officers of the corporation shall be a President, a Vice-President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.

     SECTION 2. Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

     SECTION 3. Removal. Any officer or agent may be removed by the Board of Directors whenever in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     SECTION  4.   Vacancies.   A  vacancy  in  any  office  because  of  death,
resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

     SECTION 5. President. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of

Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     SECTION 6. Vice-President. In the absence of the President or in event of his death, inability or refusal to act, the Vice-President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-President shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     SECTION 7. Secretary. The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as



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from time to time may be  assigned  to him by the  President  or by the Board of
Directors.

     SECTION 8. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Article V of these By-Laws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     SECTION 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 1. Certificates for Shares. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do, and sealed with the corporate seal. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

     SECTION 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the



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corporation by the holder of record thereof or by his legal representative,  who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                            ARTICLE VII. FISCAL YEAR

     The fiscal year of the corporation shall begin on the 1st day of April and end on the 31st day of March in each year.

                             ARTICLE VIII. DIVIDENDS

     The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its articles of incorporation.

                           ARTICLE IX. CORPORATE SEAL

     The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, "Corporate Seal".

                           ARTICLE X. WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these By-Laws or under the provisions of the articles of incorporation or under the provisions of the Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after



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the time  stated  therein,  shall be  deemed  equivalent  to the  giving of such notice.

                             ARTICLE XI. AMENDMENTS

     These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

                                     BY-LAWS

                                       OF

                   RUE DE RIVOLI PERFUMERIES OF AMERICA, LTD.

                                   ARTICLE I

                              Name of Corporation

Section 1: This corporation shall be known as Rue de Rivoli Perfumeries of America, Ltd.

                                   ARTICLE II

                                    Offices

Section 1: The principal offices of the corporation will be located at 6121 Lakeside Dr., Suite 250, Reno, Nevada. The corporation may maintain such other offices as the Board of Directors may designate from time to time.

                                   ARTICLE III

                                  Stockholders

Section 1: The annual meeting of the stockholders shall be held in December of each year, at a date and time to be specified by the Board of Directors. Said meeting shall be for the purpose of electing directors for the ensuing year and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting of the stockholders, or at any adjournment thereof the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as possible.

Section 2: Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by Statute, may be called by the President or by the Board of Directors and shall be called by the President at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.

Section 3: The Board of Directors may designate any place within or without the State of Nevada as the site for any annual or special stockholders meeting. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, as the site for any meeting hereinabove authorized. If no designation is made, the place of the meeting shall be at the principal office of the corporation in the State of Nevada.

Section 4: Written or printed notice stating the site, date and time of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction and over the signature of the President, or the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Section 5: For the purpose of determining stockholders entitled to notice of or to vote any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period, not to exceed twenty (20) days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than fifteen (15) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record dates fixed for the determination of stockholders entitled to notice of or to vote, or entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

Section 6: The officer or agent having charge of the stock transfer books for share of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by, each, which list, for a period of
(10) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to the inspection of any stockholder during the meeting.

Section 7: A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting, from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 8: At all meetings of stockholders, a stockholder may vote by proxy which shall be executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after six (6) months from the date of its execution, unless otherwise provided in the proxy or coupled with an interest.

Section 9: Each outstanding share otherwise entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of stockholders. A majority vote of those shares present and voting at a duly organized meeting shall suffice to defeat or enact any proposal unless the Statutes of the State of Nevada require a greater-than-majority vote, in which event the higher vote shall be required for the action to constitute the action of the corporation.

Section 10: Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without the transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares are transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Section 11.(text cut off)
stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the stockholders entitled to vote with respect to the subject matter thereof, unless a greater-than-majority vote would be required at a duly organized meeting, in which event said greater-than-majority stockholder approval must be obtained.

Such consent shall be filed with the Minutes of Proceedings.

Section 12: The following order of business shall be observed at all meetings of the stockholders, so far as practicable:

     (a)  Calling the roll;

     (b)  Reading, correcting and approving of minutes of previous meeting;

     (c)  Reports of officers;

     (d)  Reports of Committees;

     (e)  Election of Directors;

     (f)  Unfinished business;

     (g)  New business; and

     (h)  Adjournment.

                                   ARTICLE IV

                               Board of Directors


Section 1: The business and affairs of the corporation shall be managed by its Board of Directors.

Section 2: As provided in the Articles of Incorporation, the Board of Directors shall consist of three (3) persons, but may be increased by resolution of the Board of Directors. The directors shall hold office until the next annual meeting of stockholders and until their successor shall have been elected and qualified. Directors need not be residents of the State of Nevada or stockholders of the corporation.

Section 3: Directors shall be elected at an annual or special stockholders' meeting by secret ballot of those stockholders present and entitled to vote, a plurality of the vote being cast being required to elect. Each stockholder shall be entitled to one (1) vote for each share of stock owned. If there is but one
(1) nominee for any office, it shall be in order to move that the Secretary cast the elective ballot to elect the nominee.

Section 4: A regular meeting of the Board of Directors shall be held without notice, other than this By-Law immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the day, time and place for the holding of additional regular meetings without other notice than such resolution. The Secretary of the corporation shall serve as Secretary for the Board of Directors and shall issue notices for all meetings as required by the By-Laws; shall keep a record of the minutes of the proceedings of the meetings of directors; and shall perform such other duties as may be properly required of him by the Board of Directors.

Section 5: Special meetings of the Board of Directors may be called by or at the request of the President or any director. The person or persons authorized to call special meetings of the Board of Directors may fix any place, within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

Section 6: Notice of any special meeting shall be given at least two (2) days prior thereto by written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of such meeting.

Section 7: A majority of the number of directors fixed according to Section 2 of this Article IV shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Once a quorum has been established at a duly organized meeting, the Board of Directors may continue to transact corporate business until adjournment, notwithstanding the withdrawal of enough members to leave less than a quorum.

Section 8: The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Statutes of the State of Nevada require a greater-than-majority vote, in which case, such greater vote shall be required for the act to be that of the Board of Directors.

Section 9: Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of the stockholders called for that purpose.

Section 10: By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 11: A director of the corporation who is present at at meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary of the meeting before the adjournment thereof or shall express such dissent by written notice sent by registered mail to the Secretary of the corporation within one (1) day after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 12: Any action required to be taken at a meeting of the Board of Directors, or any other action which may be taken at a meeting of the Board of Directors, may be taken without a meeting if a written consent thereto is signed by all the members of the Board. Such written consent shall be filed with the minutes of proceedings of the Board. Any meeting of the Board of Directors may be held by conference telephone call, with minutes thereof duly prepared and entered into the Minute Book.

                                   ARTICLE V

                                    Officers

Section 1: The officers of the corporation shall be a President, a Vice-President, a Secretary, a Treasurer, and a Resident Agent, each of whom shall be elected by the Board of Directors. Other officers and assistant officers may be authorized and elected or appointed by the Board of Directors. Any two (2) or more offices may be held by the same person.

Section 2: The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall be been removed in the manner hereinafter provided. Each officer shall serve for a term of one (1) year, or until his successor is chosen and qualified.

Section 3: Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4: A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filed by majority vote of the Board of Directors for the unexpired portion of the term of such office.

Section 5: The President shall preside at all meetings of the directors and the stockholders and shall have general charge and control over the affairs of the corporation subject to the Board of Directors. He shall sign or countersign all certificates, contracts and other instruments of the corporation as authorized by the Board of Directors and shall perform such other duties as are incident to his office or are required of him by the Board of Directors.

Section 6: The vice-president shall exercise the functions of the President, in the President's absence, and shall have such powers and duties as may be assigned to him from time to time by the Board of Directors.

Section 7: The Secretary shall issue notices for all meetings as required by the By-Laws, shall keep a record of the minutes of the proceedings of the meetings of stockholders and directors, shall have charge of the seal and of the corporate books, and shall make such reports and perform such other duties as are incident to his office, or properly required of him by the Board of Directors.

Section 8: The Treasurer shall have the custody of all monies and securities of the corporation and shall keep regular books of account. He shall disburse the funds of the corporation in payment of the just demands against the corporation, or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of him, an account of all his transactions as Treasurer and of the financial condition of the corporation. He shall perform all duties incident to this office or which are properly required of him by the Board of Directors.

Section 9: The Resident Agent shall be in charge of the corporation's registered office, upon whom process against the corporation may be served, an shall perform, all duties required of him by statute.

Section 10: The salaries of all officers shall be fixed by the Board of Directors, and may be changed from time to time by a majority vote of the Board of Directors.

                                   ARTICLE VI

                            Agreements and Finances

Section 1: The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contracts or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2: No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3: All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such duly authorized officer or officers, or agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4: All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                  ARTICLE VII

                             Certificate of Shares

Section 1: Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

Section 2: Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes, unless otherwise notified by such person in writing.

                                  ARTICLE VIII

                                  Fiscal Year

Section 1: The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE IX

                                      Seal

Section 1: The corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Nevada". The seal may be sued by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                   ARTICLE X

                                   Amendments

Section 1: Those By-Laws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

Section 2: The Board of Directors, by a majority vote of the entire Board at any meeting, may amend these By-Laws, including By-Laws adopted by the stockholders.

                                   ARTICLE XI

                    Indemnification of Directors and Officers

Section 1: Every person who was or is a party to, or is threatened to be made a part to, or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss, including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement, reasonably incurred or suffered by him in connection therewith, pursuant to NRS 78.151. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.

This indemnification is intended to provide at all times the fullest indemnification permitted by the laws of the State of Nevada and the corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

                            CERTIFICATE OF SECRETARY

     I hereby certify that I am the Secretary of Rue de Rivoli Perfumaries of America, Inc., and that the foregoing By-Laws were adopted as the By-Laws of the corporation by the Board of Directors of the corporation on this 11th day of June, 1986.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this 11th day of June, 1986.



                                                                 /s/ [ILLEGIBLE]
                                                     ---------------------------

                                     BY-LAWS

                                       OF

                                CUSTOM PACK, INC.

                                    ARTICLE I

                                     Offices

     Section 1. The principal office of the corporation is 600 East Bayview Avenue, Biloxi, Mississippi 39530.

     Section 2. The corporation may also have such other offices at such other places as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                              Stockholders Meetings

     Section 1. All meetings of the stockholders for the transaction of business shall be held at the principal office of the corporation as above designated, or at such place within or without the State as may be designated.

     Section 2. The annual meeting of stockholders shall be held at the principal office of the corporation or at such other place as may be designated on the second Monday of February each year. If such Monday be a legal holiday, said annual meeting shall be held on the next succeeding business day following.

     Section 3. Three days' notice shall be given by the Secretary to the stockholders prior to each annual meeting. Said notice may be given in person or by mail, and, if by mail, the address that appears on the books of the corporation may be used. Attendance by all extant stockholders constitutes a waiver of said notice. Any form of communication authorized under the laws of the State of Mississippi may be utilized for providing such notice.

     Section 4. Special meetings of the stockholders shall be called by the President upon the request of a majority of the directors or of the stockholders owning a majority of the stock outstanding and entitled to vote. Such request shall state the time, place, and purpose of the meetings.

     Section 5. Written notice of a special stockholders' meeting shall be given at least three (3) days in advance thereof. Such meeting may be held at any time upon waiver of notice by all of the stockholders. Attendance by all extant stockholders shall constitute a valid waiver of any notice that may otherwise be required. Any form of communication authorized under the laws of the State of Mississippi may be utilized for providing such notice.

     Section 6. The holders of a majority of the stock issued and entitled to vote, present in person or represented by proxy, will be requisite and constitute a quorum at all meetings of the stockholders for the transaction of business.

     Section 7. Business transacted at special meetings shall not be confined to the objects of the call.

     Section 8. When a quorum is present at any meeting, the vote of the holders of a majority of the stock present in person or by proxy shall decide any questions brought before such meeting unless the question is such that a different vote is required by statute or by the charter of incorporation.

     Section 9. Each stockholder shall be entitled to one (l) vote for every share of capital stock standing in his name on the books of the corporation, and such vote may be cast either in person or by proxy.

                                   ARTICLE III

                                    Directors

     Section 1. The business affairs and property of this corporation shall be managed by a Board of Directors consisting of four (4) members who shall serve for one (l) year and may succeed themselves. The directors shall be elected at the annual meeting of the stockholders, and each such director shall be elected to serve until his successor shall be elected and shall qualify. Three members of the Board shall constitute a quorum for the transaction of business, and a quorum shall be sufficient to pass any measure before the meeting. Directors need not be stockholders. The initial directors of the corporation shall hold office until the next annual meeting of the stockholders following their appointment.

     Section 2. In the event of a vacancy on said Board of Directors, a majority of the members of the Board may fill such vacancy by a majority vote, and such elections shall be good until the next annual or special meeting of the stockholders. Additional members may in like manner be added to said Board.

     Section 3. All of the books of the corporation shall be kept at the principal office of the corporation or at such other place as the directors may determine from time to time, and said books shall be open at all times to the stockholders and directors for their inspection.

     Section 4. The President and Secretary shall act as Chairman and Secretary, respectively, of the Board of Directors.

     Section 5. At all meetings of the Board of Directors, each director shall be entitled to one (l) vote.

                                   ARTICLE IV

                              Meetings of the Board

     Section 1. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of stockholders and at such time as shall be determined by the Board of Directors. No notice shall be required for regular meetings.

     Section 2. Special meetings of the Board of Directors may be called by the President or any two (2) members of the Board of Directors. Notice of any special meetings of the Board of Directors shall be given at least two (2) days prior thereto either personally, by mail, or by any other form of communication authorized under the laws of the State of Mississippi for such purpose.

     Section 3. All regular or special meetings shall be held at the principal office of the corporation or at such other places, within or without the state, as the Board may designate.

                                    ARTICLE V

                                     Notices

     Section 1. Notices for a stockholders' or director's meeting shall, in all cases, be sufficient if notice in writing is mailed to the director or stockholder at the last address known to the corporation at least two (2) days in advance of any meeting and shall in no wise be deemed to require personal notice unless otherwise provided in these By-Laws. In addition, any form of communication authorized under the laws of the State of Mississippi may be utilized to provide such notice.

     Section 2. In all cases, notice requirements may be waived and written waiver of notice shall be sufficient whether signed before or after the meeting to which said notice is applicable and, if said meeting is attended by the full membership of the particular body meeting, said written waivers are not necessary.

                                   ARTICLE VI

                                    Officers

     Section 1. The President shall be the chief executive of the corporation; he shall preside at all meetings of the stockholders and directors and shall have general and active management of the business of the corporation and shall see that all resolutions and orders of the Board are carried into effect. He shall make and execute all agreements and contracts in the name of the corporation as authorized by the Board of Directors under the seal of the corporation. He shall execute and also carry out all other duties as are required by law and as may be from time to time assigned to him by the Board of Directors.

     Section 2. The President and other officers of the corporation may be appointed and their duties assigned and compensation fixed by the Board of Directors.

     Section 3. The Vice-President of this corporation, if any, shall generally assist the President and shall perform such duties as may be assigned to him by the Board of Directors. In the event of the death, resignation, absence, or inability to act of the President, the Vice-President shall assume and discharge pro tempore the powers and duties of the President of this corporation.

     Section 4. The Secretary shall be ex officio secretary of the Board of Directors. He shall keep the minutes of all meetings of the Board of Directors and shareholders. He shall have charge of the corporate books and records. He shall keep in safe custody the seal of this corporation, and, when authorized by the Board of Directors, shall affix the seal to any instrument requiring the same. He shall be authorized to sign certificates of stock with the President and Vice-President. He shall keep accounts of stock registered and transferred in the manner prescribed by law. He shall give and serve all notices to the shareholders and directors.

     Section 5. The Treasurer shall have the care and custody of and be responsible for all the funds, securities, evidences of indebtedness, and other valuable documents of the corporation, and deposit all such funds in the name of the corporation in such banks, or trust companies, or other depositories, or in such safe deposit vaults as the Board of Directors may designate.

                                   ARTICLE VII

                              Certificates of Stock

     Section 1. Certificates of stock shall be numbered as issued and shall exhibit the holder's name and number of shares. They shall be signed by the President and sealed with the seal of the corporation in a form approved by the Board of Directors and in accordance with law.

     Section 2. They shall be transferred by delivery of the certificate endorsed either in blank or to a specified person by the person appearing by the certificate to be the owner of the shares represented thereby, or by delivery of the certificate and a separate document containing a written assignment of the certificate, or a power of attorney to sell, transfer the same or the shares represented thereby signed by the person appearing by the certificate to be the owner of the shares represented thereby. Such assignment or power of attorney may be either in blank or to a specified person.

     Section 3. In case a stockholder shall desire to sell his shares of stock, he must first offer them for sale at book value to the remaining stockholders, it being the intention hereof to give them a preference in the purchase of same, and any attempted sale in violation of this provision is null and void.

     A stockholder desiring to sell his stock shall file notice in writing of his intention with the Secretary of the corporation stating the terms of sale, and, unless his terms are accepted by any and all of the other stockholders within thirty (30) days thereafter, they shall be deemed to have waived their privilege of purchasing, and he be at liberty so to sell to anyone else.

                                  ARTICLE VIII

                                Lost Certificates

     Section 1. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit by such person claiming the certificate to have been lost or destroyed.

                                   ARTICLE IX

                           CONTRACTS, CHECKS, DRAFTS,
                               BANK ACCOUNTS, ETC.

Section 1. Execution of Contracts. The Board of Directors, except as otherwise provided in these By-laws, may authorize any officer or officers, employee or employees, agent or agents, of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances, and unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation.

Section 2. Loans. No loans shall be contracted on behalf of the Corporation and no negotiable papers shall be issued in its name unless authorized by the Board of Directors. When so authorized, any officer, employee or agent of the Corporation may effect loans and advances at any time for the Corporation from any bank, trust company, or other institution or from any firm, corporation, or individual; and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation; and when authorized as aforesaid, as security for the payment of any and all of the aforesaid loans, advances, indebtedness and liabilities of the

Corporation, such person may mortgage, pledge, hypothecate, or transfer any real or personal property at any time held by the Corporation, and to that end may execute instruments of mortgage or pledge or otherwise transfer said property. Such authority may be general or confined to specific instances.

Section 3. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation shall be signed by such person or persons in such manner as shall from time to time be designated by the Board of Directors.

Section 4. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation under such conditions and in such banks, trust companies, or other depositories as the Board of Directors may designate or as may be designated by an officer or officers, agent or agents, of the Corporation to whom such power may from time to time be delegated by the Board of Directors, and for the purpose of such deposit any person or persons to whom such power is so delegated may endorse, assign and deliver checks, drafts, and other orders for the payment of money which are payable to the order of the Corporation.

                                    ARTICLE X

                                      Seal

     Section 1. The Directors shall provide a suitable corporate seal which shall be in the charge of the Secretary and used as authorized by the Board of Directors.

                                   ARTICLE XI

                                   Amendments

     Section 1. The shareholders may make, amend, and repeal the By-Laws of the corporation at any annual meeting or at the special meeting called for the purpose, and all by-Laws made by the Directors may be altered or repealed by the shareholders by a majority vote of the issued and outstanding capital stock. Subject as aforesaid, the Board of Directors shall have power to make, amend, and repeal the By-Laws of the corporation by vote of a majority of all the directors at any regular or special meeting of the board. Any additions or amendments of these By-Laws shall not be effective until they are set down in writing and physically appended to these By-Laws as a part thereof.

                                   BY-LAWS OF

                                COMAR FOODS, INC.

                                    ARTICLE I

                             SHAREHOLDERS' MEETINGS

     Section 1. Place of Meetings. All meetings of the shareholders shall be held at the office of the Corporation in the State of Alabama, or elsewhere, as may be designated from time to time by the Board of Directors.

     Section 2. Annual Meetings. The annual meeting of the shareholders shall be held an the second (2nd) Monday in the month of January in each year (exclusive of the year of incorporation if such date would occur within six (6) months after the date of incorporation), if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 1:00 P.M. local time, at which time the shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may be brought before the meeting.

     Section 3. Special Meetings. Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President, or by the Board of Directors, or by any two or more members thereof, or by one or more shareholders holding not less than 20% of the voting power of the corporation.

     Section 4. Notice of Meetings. Notices of meetings, annual or special, shall be given in writing to shareholders entitled to vote by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of his neglect or refusal, by the officer or person calling the meeting.

     Such notices shall be sent to the shareholder's address appearing on the books of the Corporation, or supplied by him to the corporation, not less than ten (10) days before the date of the meeting.

     Notice of any meeting of shareholders shall specify the place, day and hour of the meeting, and in case of a special meeting, or a meeting which is required by the Alabama Business corporation Act to be held for any special purpose or of any annual meeting at which special action is to be taken, such notice shall also state the purpose or purposes, for which the meeting is called, or the special action which is proposed to be taken, in such details as may be required by the applicable provisions of the Alabama Business Corporation Act.

     When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in case of an original meeting. Save, as aforesaid, it shall not be necessary to give any notice of the adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken.

     Section 5. Waiver of Notice by Stockholder. Whenever any notice is required to be given to any stockholder under the Provisions of the Constitution of the State of Alabama, the Alabama Business Corporation Act, the Articles of Incorporation or the By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein or before or after the meeting, shall be equivalent to the giving of such notice.

     Section 6. Action by Shareholders Without Meeting. Any action required by the Alabama Business Corporation Act to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of shareholders, may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as an unanimous vote of shareholders, and may be stated as such in the minutes and in any writing or documents required to be filed under the Alabama Business Corporation Act or in any certificate.

     Section 7. Quorum. The holders of 51% of the shares entitled to vote thereat, present in person, or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person, or by proxy, shall have power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 8. Voting Rights. Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day of which notice of the meeting is mailed, unless some other day be fixed by the Board of Directors for the determination of shareholders of record, then on such other day, shall be entitled to vote at such meeting.

     Every shareholder entitled to vote, as provided in the Alabama Business Corporation Act, shall be entitled to one vote for each share of stock.

     Section 9. Proxies. Every shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy, filed with the Secretary of the Corporation, in accordance with the provisions of the Alabama Business Corporation Act.

                                   ARTICLE II

                             DIRECTORS / MANAGEMENT

     Section 1. Powers. Subject to the limitations of the Articles of Incorporation, of the By-Laws, and of the limitations and powers of the laws of the State of Alabama as to action to be authorized or approved by the shareholders, the business and affairs of this Corporation shall be managed by the Board of Directors.

     Section 2. Number and Qualification. The authorized number of directors of the Corporation shall be three (3).

     Section 3. Election and Tenure of Office. The directors shall be elected at the annual meeting of the shareholders, to serve for one year and until their successors are elected and have qualified. Their term of office shall begin immediately after election.

     Section 4. Vacancies. Vacancies in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual meeting of shareholders or a special meeting called for that purpose.

     The shareholders may at any time elect a director to fill any vacancy not filled by the directors. The shareholders may elect the additional directors at the annual meeting at which an amendment of the By-Laws is adopted authorizing an increase in the number of directors and at a special meeting provided that is one of the stated purposes given in the notice of the special meetings

     If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board, or the shareholders, shall have power to elect a successor to take office when the resignation shall become effective.

     No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     Section 5. Removal of Directors. The entire Board of Directors or any individual director may be removed from office with or without cause at any time by 100% of the shareholders.

     Section 6. Place of Meetings. Meetings of the Board of Director shall be held at the office of the Corporation in the State of Alabama, or elsewhere, either within or without the State, as the Board of Directors may from time to time designate. Any meeting shall be valid, wherever held, if held by the written consent of all members of the Board of Directors, given either before or after the meeting and filed with the Secretary of the Corporation,

     Section 7. Regular Meeting. The regular meeting of the Board of Directors shall be held immediately following the adjournment of the annual meetings of the shareholders without notice.

     Section 8. Special Meetings - Notices. Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the President or if he is absent or unable or refuses to act, by any Vice President, or by any director.

     Written notice of the time and place of special meetings shall be delivered personally to the directors or sent to each director by letter or by telegram, charges prepaid, addressed to him at his last known address or as it is shown upon the records of the Corporation, or if it is not shown on such records and is not readily ascertainable at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company at least seventy-two (72) hours prior to the time of the holding of the meeting. In case such notice is personally delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or personal delivery as above provided shall be due, legal and personal notice to such director. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is now lawfully called or convened.

     Section 9. Waiver of Notice. When all the directors are present at any directors' meeting, however called or noticed, and signed a written consent thereto on the records of such meeting, or, if a majority of the directors are present, and if those not present sign in writing a waiver of notice of such meeting, whether prior to or after the holding of such meeting, which said waiver shall be filed with the Secretary of the Corporation, the transactions thereof are as valid as if had a meeting regularly called and noticed.

     Whenever any notice is required to be given to any director under the provisions of the Constitution of the State of Alabama, the Alabama Business Corporation Act, the Articles of Incorporation or the By-Laws, a waiver thereof in writing signed by the director or directors entitled to such notice whether before or after the time stated therein or before or after the meeting, shall be equivalent to the giving of such notice.

     Section 10. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

     Section 11. Quorum. A majority of the number of directors at the time in office and constituting the then Board of Directors, shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the directors at any meeting at which there is a quorum is valid as a corporate act; provided that the directors there present in the absence of a quorum, may adjourn the meeting from time to time but may not transact any other business.

     Section 12. Action of Board Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the board shall, individually or collectively, consent in writing to such action.

     Section 13. Compensation of Director and Members of Committee. Directors and members of committees shall receive such compensation for attendance at meetings as the Board may from time to time prescribe.

                                   ARTICLE III

                                    OFFICERS

     Section 1. Officers. The officers of the Corporation shall be a President, a Vice-President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more additional Vice Presidents, or Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant

Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices, except those as President and Secretary. However, if the Corporation has only one shareholder, then that shareholder may hold any number of offices without exception.

     Section 2. Election. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified. Any officer may be elected at any time during the year.

     Section 3. Subordinate Officers, etc. The Board of Directors may appoint or may authorize the President to appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

     Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by an unanimous vote of the directors in office, at any regular or special meeting of the board, or, other than in the case of an officer chosen by the Board of Directors, by any officer upon whom such power or removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Solution  5.  Vacancies.   A  vacancy  In  any  office  because  of  death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

     Section 6. Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-Laws.

     Section 7. President. Subject to such supervisory power, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

     Section 8. Vice President. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board or Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have the general powers and duties usually vested in the office of the Vice President of a Corporation and shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

     Section 9. Secretary. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place an the Board of Directors may order, of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, and the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

     The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and the Board of Directors required by the By-Laws or by law to be given, and he shall keep the Seal of the Corporation in safe custody, and shall have the general powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

     Section 10. Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares. The books of account shall be open to inspection by any director at all reasonable times.

     The Treasurer shall deposit all moneys and other valuables in the name of and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation in the manner as may be ordered by the Board of Directors, whenever they request it, an account of all of his transactions, as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

                                   ARTICLE IV

                         EXECUTIVE AND OTHER COMMITTEES

     The Board of Directors may by resolutions, passed by a majority Of the whole Board, designate an executive committee, and such other committees as may be desirable from time to time, each committee to consist of two or more of the directors, with such powers as it may designate, consistent with Articles of Incorporation and By-Laws and the Alabama Business Corporation Act. Such committees and the membership thereof shall hold office at the pleasure of the Board.

                                    ARTICLE V

                   CORPORATE RECORDS AND REPORTS - INSPECTION

     Section 1. Records. The corporation shall maintain adequate and correct accounts, books, and records of its business and properties. All of such books, records, and accounts shall be kept at its principal place of business in the State of Alabama or at such other place as may be fixed by the Board of Directors from time to time.

     Section 2. Inspection of Books and Records. All books and records and records provided to be kept under the Alabama Business Corporation Act shall be open to inspection of the directors and shareholders from time to time and in the manner provided in the Alabama Business Corporation Act.

     Section 3. Certification and Inspection of By-Laws. The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the Secretary, shall be open to inspection by the shareholders of the company, as provided in the Alabama Business Corporation Act.

     Section 4. Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     Section 5. Contracts. Etc. - How Executed. The Board of Directors, except as in the By-Laws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable for any purpose or to any amount.

                                   ARTICLE VI

                       CERTIFICATES AND TRANSFER OF SHARES

     Section 1. Certificates for Shares. Certificates for shares shall be of much form and device as the Board of Directors may designate and shall state that the Corporation is organized under the Laws of the State of Alabama, the name of the record holder of the shares represented hereby; its number; date of issuance; the number of shares for which it in issued; the par value, if any, or a statement that such shares are without par value; a statement of the designations, rights, privileges, preferences, and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be accessible or, if assessments are collectible by personal action, a plain statement of such facts.

     Every certificate for shares must be signed by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer or must be authenticated by facsimiles of the signatures of its President and the written signature of its Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. But should a Transfer Agent or Registrar be appointed as herein provided, the certificate of shares, in the discretion of the Board of Directors, may be authenticated by facsimiles of the signature of any two of the above officers provided the certificate is countersigned by the Transfer Agent or the Registrar.

     Section 2. Transfer on the Books. All transfers of shares of stock shall be made upon the books by the holder of the shares in person or by his lawfully constituted representative upon surrender of the certificates of shares of stock for cancellation. Upon surrender to the secretary or Transfer Agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon the books.

     Section 3. Lost or Destroyed Certificates. Any person claiming a certificate of shares of stock to be lost or destroyed shall make an affidavit or affirmation of that fact that advertise the same in such manner as the Board of Directors may require and shall, if the directors so require, give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the shares of stock represented by said certificate, thereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

     Section 4. Transfer Agents and Registrars. The Board of Directors may appoint one or more Transfer Agents or Transfer Clerks, and one or more Registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

     Section 5. Closing Stock Transfer Books. The Board of Directors may close the transfer books, in their discretion, as provided in the Alabama Business Corporation Act.

     Section 6. Shareholders of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the state of incorporation.

     Section 7. Restrictions on Stock Transfers. The ownership and transfer of shares of stock in this Corporation shall be subject to the following:

     (a) If the holder of any shares of stock desires to transfer or dispose of the same, or any part thereof, to any person who is not at such time a shareholder, he shall give written notice of such desire to the President, Vice-President and Secretary of the Corporation, stating the number of shares he desires to transfer, the name of the prospective purchaser and the price and terms of the prospective sale. Thereupon the President, Vice President and Secretary shall promptly notify each shareholder of the Corporation of the receipt of such notice, and each such shareholder shall have, for a period of twenty (20) days from the date of receipt of such notice from the President, Vice President and Secretary, an option to purchase said shares of stock at the same price and upon the same terms stated in such notice. It is expressly understood that such notice shall constitute an offer by the shareholder to each other shareholder to sell such shares of stock at much price and upon such terms and conditions for such period of time. Upon receipt by the shareholder making such offer of written notice from one or more shareholders of acceptance of such offer within such period time, the parties thereto shall have a reasonable time to close the sale and purchase thereto. In the event that no written notice of acceptance is received by the shareholder making such offer from any other shareholder within such period of time, as provided above, the holder thereof may sell and transfer the same to the person and at the price and terms stated in such notice, but not otherwise, but in the event that the sale described in such notice is not consummated, no subsequent sale shall take place until the shares of stock has again been offered to the other shareholders in accordance therewith. In the event that more than one shareholder accepts such offer within such period of time, the shareholder having the smaller interest in the Corporation shall have the prior right to purchase such shares of stock until his interest equals that of the other shareholders accepting such offer, after which such shares of stock shall be divided equally among shareholders having equal interests in the corporation, so as to maintain such equality.

     (b)(1)  In  the  event  of  the  death,  insolvency,   bankruptcy,  general
assignment  by,  or  transfer  of  shares  of stock by any  shareholder  without complying with the provisions of Paragraph 7(a) above, each remaining shareholder shall have an option, within sixty (60) days after ascertainment of the identity of the person who received title to such shares of stock by operation of law or otherwise, to purchase any or all of the shares of stock of such agreement between the person holding title to such shares of stock and the shareholder exercising such option, but if no agreement can be reached, then the price shall be fixed by appraisal as provided in Paragraph 7(b)(2) hereof. Such option shall be exercised by written notice delivered to the owner of such shares of stock within such time. In the event that more than one shareholder exercises such option to buy, the shareholder having the smaller interest in the Corporation shall have the prior right to purchase such shares or stack until his interest equals that of the other shareholders accepting such offer, after which such shares of stock shall be divided equally among


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

shareholders having equal interests in the Corporation, so as to maintain equality.

     (2) In the event that the shareholder or shareholders electing to acquire such interest as provided herein, and the owner of the shares of stock of such deceased, insolvent, bankrupt, or assignor shareholder do not agree upon the reasonable value of such shares of stock to be acquired within thirty (30) days after the giving of notice of election to exercise such option by the purchasing shareholder, either or any of them may demand that the reasonable value of such shares of stock be determined by the written finding of all of or a majority of three (3) appraisers, one of whom shall be appointed by the shareholder or shareholders exercising such election to acquire such shares of stock, one by the owner of such shares of stock to be acquired, and the third by the first two chosen. If within ten (10) days after written notice by any party entitled to appoint an appraiser, the appraiser is not chosen, the party giving such notice shall forthwith name the three appraisers, who shall act with like effect as if they had mutually been chosen. Should each of the parties select an appraiser as hereinabove provided for, and the two appraisers so named fail within twenty
(20) days after their selection to name a third appraiser, then the Senior United States District Judge for the district in which the Corporation owns realty (or if none then such Judge in Mobile, Alabama) shall, at the request of either of the appraisers, name a third appraiser, and the one so named by him shall act thereunder. If vacancies occur in the appraiser appointed and named hereunder, such vacancies shall be filled in the name way as the appraiser who ceased to serve was originally appointed. Should the appraiser fail within a period of thirty (30) days from the appointment of the third appraiser to return their findings, three (3) new appraisers shall be named in the same manner as were chosen the original appraisers. Any expense of such appraiser shall be borne equally by the shareholder or shareholders exercising such election to acquire such shares of stock and the owner of such shares of stock to be acquired.

     (c) At any time any shareholder may make, in writing, an offer to any other shareholder (hereinafter called "offeree") stating the price at which the party making such offer (hereinafter called "offeror") will buy the shares of stock of the other or to sell to the other his own shares of stock; and upon receipt of such notice offeree will have thirty (30) days within which to elect whether offered will buy from or sell to the offeror at the price stated, which election shall be in writing delivered to offeror within such period of time. If offeree fails to elect either to buy or sell within the time specified then offeror shall have fifteen (15) days after the expiration of the first thirty (30) day period in which to elect whether offeror will buy or sell at the price stated in the original notice given by the offeror, which election shall be in writing and delivered to offered within said period of time. In case any election herein is made the original offer together with the election by the offeree or offeror (as the case may be) shall constitute a binding contract of sale and purchase.

     (d) Nothing contained herein shall be construed to prevent any shareholder of the corporation from pledging his shares of stock as security for a debt or obligation; but in the event that such pledge is foreclosed, the person acquiring such shares of stock at such foreclosure shall hold the same subject to the terms and conditions of this paragraph and shall immediately give the shareholder of the Corporation notice of such purchase and the opportunity to exercise their option given above.

     (e) Each certificate evidencing ownership of shares of stock in this Corporation shall contain upon its face or reverse a reference to the terms of this Section 7 of Article VI of the By-Laws, so as to give notice thereof to all shareholders and, to any purchaser, general representative, heir, devises, legatee, pledgee, assignee, receiver, trustee in Bankruptcy, or any other person holding under or in privity to any shareholder.

                                   ARTICLE VII

                                 CORPORATE SEAL

     The Corporate Seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the words "Corporate Seal" and the word "Alabama" or the City's name along with "Alabama" and may or may not have the year of incorporation.

                                  ARTICLE VIII

                              AMENDMENTS TO BY-LAWS

     Section 1. By Shareholders. New By-Laws may be adopted or these By-Laws may be repealed or amended at the annual meeting of the shareholders or at any special meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the Corporation, or by written assent by such shareholders.

     Section 2. By Directors. Subject to the right of the shareholders to adopt, amend, or repeal any of these By-Laws, the power to alter, amend, or repeal the By-Laws or to adopt the By-Laws shall be vested in the Board of Directors, provided, however, that the Board of Directors may not alter, amend, or repeal any By-Laws establishing the number of directors, the time or place of shareholders meetings, or what constitutes a quorum at such shareholders' meetings.


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